SUPPLEMENT DATED NOVEMBER 5, 2003 TO

PROSPECTUS DATED MAY 1, 2003 FOR

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

ISSUED BY

GE LIFE AND ANNUITY ASSURANCE COMPANY

THROUGH ITS

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following is added as the second paragraph to page 3 of your prospectus:

This product has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all states or in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Home Office at the telephone number or address listed below to inquire as to whether a particular optional benefit is available in your state and if so, for a list of firms that will permit such an optional benefit for sale. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract.

The “Legal Matters” provision of your prospectus is replaced with the following:

LEGAL MATTERS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On October 8, 2003, we agreed in principle to settle the case entitled McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co. The McBride case was filed on November 1, 2000 in Georgia state court. On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint was brought as a class action on behalf of current and former owners of certain of our universal life insurance policies, and alleges improper practices in connection with the sale and administration of those universal life policies. We vigorously deny liability with respect to the plaintiff’s allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with contract holders, we agreed in principle on October 8, 2003 to settle the case on a nationwide class action basis. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class and the United States District Court for approval, and a final settlement is not certain.

On a periodic basis, we evaluate and establish our best estimate of reserves for litigation and other contingencies. In connection with this litigation, we have accrued an additional reserve. While uncertainty exists, based on current information and circumstances, we believe that our reserve is within the range of reasonably foreseeable costs of bringing the matter to a conclusion.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.